                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date earliest event reported) February 26, 1996

                               EVOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other Jurisdiction of Incorporation)

            0-27788                            22-3420712
      (Commission File No.)     (I.R.S. Employer Identification No.)

               65 Railroad Avenue, Ridgefield, New Jersey 07657
           (Address of principal executive offices)      (zip code)

       Registrant's telephone number including area code: (201) 941-6550

Item 2.   Acquisition or Disposition of Assets

     This amendment is being filed to report required financial information and to update an earlier filed Report on Form 8-K (the "Form 8-K"). Except as disclosed herein, there has been no change in the information previously reported in the Form 8-K. Capitalized terms not defined herein shall have the meaning ascribed to them in the Form 8-K.

     Taking into account certain post closing adjustments, the purchase price for the Assets aggregated $3,825,000, as follows:
(a) $1,125,000 in cash; (b) $500,000 in a 30-day promissory note;
(c) the assumption of approximately $1,200,000 in liabilities (which includes a mortgage in the amount of approximately $460,000 in connection with the purchase of real estate); and (d) $1,000,000 in a promissory note bearing interest at the annual rate of 10%. Principal under the note shall be payable exclusively in shares of Registrant's Common Stock in four equal quarterly installments commencing August 1, 1996.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

          Complete audited financial statements for Smart Style
     Industries, Inc. and Affiliates for the fiscal years ended
     December 31, 1995 and 1994 are filed herewith

     (b)  Pro Forma Financial Information

          Pro forma financial information for Registrant and Subsidiaries as of December 31, 1995 is filed herewith.

     (c)   Exhibits

          (1) Agreement of Sale dated February 26, 1996, among
     Registrant, Smart Style Acquisition Corp., Lions Acquisition
     Corp., Smart Style Industries, Inc., Classic Craft, Inc. and
     Lions Manufacturing, Inc.*

          (2) License Agreement by and between Registrant and H.W. Carter & Sons, Inc.*

     ----------------
          * Previously filed

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         EVOLUTIONS, INC.

                         By /s/ Michael Nafash
                            Michael Nafash, President

Date: May 8, 1996

                          SMART STYLE INDUSTRIES, INC.
                                 AND AFFILIATES

                              REPORT ON AUDITS OF
                         COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

               REPORT ON AUDITS OF COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                      CONTENTS
                                                                Page
                                                                ----

Report of Independent Certified Public Accountants               F-1


Combined balance sheets as of December 31, 1995 and 1994         F-2


Combined statements of operations for the years ended
   December 31, 1995 and 1994                                    F-3


Combined statement of stockholder's (deficiency) equity
   for the years ended December 31, 1995 and 1994                F-4


Combined statements of cash flows for the years ended
   December 31, 1995 and 1994                                    F-5


Notes to combined financial statements                        F-6 - F-10

                              FINANCIAL STATEMENTS

                          Independent Auditors' Report


Board of Directors and Stockholder
Smart Style Industries, Inc.
New York, New York

We have audited the combined balance sheets of Smart Style Industries, Inc. and Affiliates as of December 31, 1995 and 1994 and the related combined statements of operations, stockholder's (deficiency) equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Smart Style Industries, Inc. and Affiliates as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 14, subsequent to year end the Company sold substantially all its assets to Evolutions, Inc.


                                      HOLTZ RUBENSTEIN & CO., LLP

April 12, 1996
Melville, New York

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                            COMBINED BALANCE SHEETS

                                                              December 31,
                                                      --------------------------
     ASSETS  (Note 14)                                   1995            1994
     ------                                           -----------    -----------
CURRENT ASSETS:
   Cash and cash equivalents                          $    11,348    $    25,869
   Accounts receivable                                     32,099        107,637
   Inventories (Note 2)                                 1,788,171      3,748,912
   Prepaid expenses                                         8,896          1,075
                                                      -----------    -----------
                                                        1,840,514      3,883,493
PROPERTY, PLANT AND EQUIPMENT, net
   (Notes 3 and 6)                                        711,552        702,262

OTHER ASSETS                                               18,014         18,014
                                                      -----------    -----------
                                                      $ 2,570,080    $ 4,603,769
                                                      ===========    ===========

   LIABILITIES AND STOCKHOLDER'S (DEFICIENCY) EQUITY
   -------------------------------------------------

CURRENT LIABILITIES:
   Accounts payable and accrued expenses              $ 1,135,920    $ 1,650,633
   Due to factor (Note 4)                                 914,694      1,029,727
   Due to related party (Note 5)                           75,000        125,000
   Due to stockholder (Note 7)                            837,874        468,187
   Current portion of long-term debt (Note 6)              48,707         14,055
                                                      -----------    -----------
                                                        3,012,195      3,287,602
                                                      -----------    -----------
DUE TO RELATED PARTY (Note 5)                                  --         75,000
                                                      -----------    -----------
LONG-TERM DEBT (Note 6)                                   489,485        460,415
                                                      -----------    -----------
COMMITMENTS (Note 8)

STOCKHOLDER'S (DEFICIENCY) EQUITY:  (Note 9)
   Common stock, no par value; 400 shares
      outstanding; stated at                               30,000         30,000
   Common stock, $1 par value, 100 shares
      outstanding                                             100            100
   Additional paid-in capital                              47,289        546,069
   Deficit                                             (1,047,700)       189,240
   Proprietor's capital                                    38,711         15,343
                                                      -----------    -----------
                                                         (931,600)       780,752
                                                      -----------    -----------
                                                      $ 2,570,080    $ 4,603,769
                                                      ===========    ===========

                   See notes to combined financial statements

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS

                                                       Years Ended
                                                       December 31,
                                              ----------------------------
                                                   1995            1994
                                              ------------    ------------

REVENUES (Note 10)                            $ 10,554,371    $ 13,145,446
                                              ------------    ------------
COSTS AND EXPENSES:  (Note 8)
   Cost of sales                                 9,482,878      11,531,486
   Selling, general and administrative           1,793,336       1,690,051
                                              ------------    ------------
                                                11,276,214      13,221,537
                                              ------------    ------------
OPERATING LOSS                                    (721,843)        (76,091)

INTEREST EXPENSE (Notes 4 and 6)                   491,729         477,154
                                              ------------    ------------
NET LOSS                                      $ (1,213,572)   $   (553,245)
                                              ============    ============
NET LOSS PER SHARE (Note 9)                   $  (2,427.14)   $  (1,106.49)
                                              ============    ============
Weighted average number of shares of common
   stock outstanding (Note 9)                          500             500
                                              ============    ============



                   See notes to combined financial statements

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

            COMBINED STATEMENT OF STOCKHOLDER'S (DEFICIENCY) EQUITY

                                                                                                        1208 Industrial
                                                Smart Style - Lions - Classic Craft                         Avenue
                                  -------------------------------------------------------------------    -------------
                                     Common Shares
                                     -------------                          Additional      (Deficit)
                                  Common,      Common,                       Paid-in         Retained     Proprietor's
                                  No Par       $1 Par       Stated At        Capital         Earnings       Capital        Total
                                  ------       ------       ---------        -------         --------       -------        -----
BALANCE - January 1, 1994           400          100         $30,100        $ 546,069      $   771,144      $(6,820)     $1,340,493
DISTRIBUTIONS                        --           --              --               --           (6,496)          --          (6,496)
NET (LOSS) INCOME                    --           --              --               --         (575,408)      22,163        (553,245)
                                    ---          ---         -------        ---------      -----------      -------      ----------
BALANCE - December 31, 1994         400          100          30,100          546,069          189,240       15,343         780,752
DISTRIBUTIONS                        --           --              --         (498,780)              --           --        (498,780)
NET (LOSS) INCOME                    --           --              --               --       (1,236,940)      23,368      (1,213,572)
                                    ---          ---         -------        ---------      -----------      -------      ----------
BALANCE - December 31, 1995         400          100         $30,100        $  47,289      $(1,047,700)     $38,711       $(931,600)
                                    ===          ===         =======        =========      ===========      =======      ==========


                   See notes to combined financial statements

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS
                                                               Years Ended
                                                               December 31,
                                                        -----------------------
                                                            1995         1994
                                                        -----------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                             $(1,213,572)  $(553,245)
                                                        -----------   ---------
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
       Depreciation                                          91,077      87,679
       Changes in operating assets and liabilities:
         (Increase) decrease in assets:
           Accounts receivable                               75,538      26,893
           Inventories                                    1,960,741    (314,865)
           Prepaid expenses                                  (7,821)     17,925
           Other assets                                          --      (3,427)
         (Decrease) increase in liabilities:
           Accounts payable and accrued expenses           (514,713)    505,670
                                                        -----------   ---------
       Total adjustments                                  1,604,822     319,875
                                                        -----------   ---------
       Net cash provided by (used in) operating
           activities                                       391,250    (233,370)
                                                        -----------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                    (100,367)    (70,723)
                                                        -----------   ---------
       Net cash used in investing activities               (100,367)    (70,723)
                                                        -----------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   (Decrease) increase in due to factor                    (115,033)     10,552
   Proceeds from long-term debt                             100,000          --
   Principal payments on long-term debt                     (36,278)    (24,796)
   Stockholder loans                                        369,687      65,187
   Advances from related parties                                 --     200,000
   Repayments to related parties                           (125,000)         --
   Stockholder distributions                               (498,780)     (6,496)
                                                        -----------   ---------
       Net cash (used in) provided by financing
          activities                                       (305,404)    244,447
                                                        -----------   ---------
Net decrease in cash and cash equivalents                   (14,521)    (59,646)

Cash and cash equivalents at beginning of year               25,869      85,515
                                                        -----------   ---------
Cash and cash equivalents at end of year                $    11,348   $  25,869
                                                        ===========   =========

                   See notes to combined financial statements

                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

1.     Description of Company and Summary of Significant Accounting Policies:

       a. Description of company

          The accompanying combined financial statements include the financial position and results of operations of Smart Style Industries, Inc. ("Smart Style") and its commonly-owned affiliates, as described below (collectively, the "Company"). The companies are owned by and are under the common management and control of the same shareholder. All material intercompany transactions and balances have been eliminated. The component members of the group are as follows:

          Smart Style                                Engaged in the wholesaling
                                                     of men's, women's, and
                                                     children's clothing.

          Lions Manufacturing Company, Inc.          Engaged in the contract
          ("Lions")                                  sewing of clothing.



          Classic Craft Industries, Inc. ("Classic   Engaged in the contract
          Craft")                                    sewing of clothing.
                                                     Ceased operations in July
                                                     1995.

          1208 Industrial Avenue                     Engaged in real estate
                                                     holdings.

       b. Inventories

          Inventories are valued at the lower of cost (first-in, first-out method) or market.

       c. Depreciation and amortization

          Depreciation is computed principally on the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is computed by the straight-line method over the life of the lease or the useful life of the related asset, whichever is shorter.

       d. Statement of cash flows

          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


       e. Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Inventories:

       Inventories consist of the following:

                                           December 31,
                                     -----------------------
                                        1995         1994
                                     ----------   ----------
               Raw materials         $  885,741   $1,521,144
               Work-in-process          267,066      567,826
               Finished goods           635,364    1,659,942
                                     ----------   ----------
                                     $1,788,171   $3,748,912
                                     ==========   ==========

3.     Property, Plant and Equipment:

       Property, plant and equipment, at cost, consists of the following:

                                                   December 31,
                                             -----------------------
                                                 1995         1994
                                             ----------   ----------
            Land                             $   50,000   $   50,000
            Building and improvements           450,000      450,000
            Machinery and equipment             431,525      419,680
            Computers and office equipment       91,663       77,962
            Leasehold improvements              119,585       44,764
                                             ----------   ----------
                                              1,142,773    1,042,406
            Less accumulated depreciation       431,221      340,144
                                             ----------   ----------
                                             $  711,552   $  702,262
                                             ==========   ==========

4.     Due to Factor:

       The Company had a factoring agreement under which the Company sold substantially all of its trade accounts receivable, without recourse, and could request advances on the net sales factored at anytime before their maturity date. The factor charged a commission on the net sales factored and interest on advances at prime (8 1/2% at December 31, 1995) + 2%. Total charges to the factor approximated $443,000 and $434,000 for the years ended December 31, 1995 and 1994, respectively.

       This factoring agreement was terminated in February, 1996.

5.     Due to Related Party:

       In June 1994, the Company borrowed $200,000 from a relative of a stockholder. The loan bears interest at prime and is due on demand. The loan is collateralized by securities of the Company's stockholder.

6.     Long-Term Debt:

       Long-term debt consists of the following:
                                                               December 31,
                                                          ---------------------
                                                            1995         1994
                                                          ---------   ---------
Mortgage payable, bearing interest at 9%, payable
  in monthly installments of $4,682 including
  interest through November 2010, collateralized
  by land and building                                    $ 460,415   $ 474,470

Note payable, bearing interest at prime plus 3/4%,
  payable in monthly installments of $2,778 plus
  interest through April 1998, collateralized by
  machinery and equipment                                    77,777          --
                                                          ---------   ---------
                                                            538,192     474,470
Less current portion                                         48,707      14,055
                                                          ---------   ---------
                                                          $ 489,485   $ 460,415
                                                          =========   =========


Future maturities of long-term debt is as follows:


                       Year Ending
                       December 31,           Amount
                       ------------           ------
                           1996              $ 48,700
                           1997                50,100
                           1998                29,500
                           1999                20,100
                           2000                22,000
                        Thereafter            367,700


7.     Due to Shareholder:

       Amounts due to shareholder are non-interest bearing and are due on demand.


8.     Commitments:

       Leases

       The Company leases certain facilities under non-cancellable operating leases expiring through April 1998. The Company also leases certain equipment under an operating lease.

       Rent expense under operating leases approximated $190,000 and $280,000 for the years ended December 31, 1995 and 1994, respectively.

       A summary of the future minimum lease payments is as follows:



                       Year Ending
                       December 31,           Amount
                       ------------           ------
                           1996              $149,000
                           1997               146,000
                           1998                42,000

9.     Stockholder's (Deficiency) Equity:

       a. Capitalization

          The Companies authorized capital consists of the following:

          Smart Style      200 shares of common stock, no par value
          Lions            100,000 shares of common stock, no par value
          Classic Craft    100,000 shares of common stock, $1 par value

       b. Loss per share

          Net loss per common share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding during each period presented.

10.    Major Customers:

       Sales to three customers accounted for 13%, 19% and 13% of revenues for 1995 and 8%, 19% and 15%, of revenues for 1994.

11.     Concentration of Credit Risk:

        Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable from sales. The Company performs ongoing credit evaluations of its customers' financial condition and payment history. Generally, accounts receivable are due within 60 days. Credit losses have historically been insignificant and consistently within management's expectations. Most of the Company's business activity is with retailers located in the United States.

12.     Income Taxes:

        Smart Style, Lions and Classic Craft have elected by unanimous consent of the shareholders to be taxed under the provisions of Sub-chapter "S" of the Internal Revenue Code ("S" Corporation). 1208 Industrial Avenue is a sole proprietorship. The stockholder includes his respective shares of each company's net income in his individual income tax returns.

13.    Fair Value of Financial Instruments:

       In 1995, the Company adopted Financial Accounting Standards Board Statement No. 107, which requires disclosures about the fair value of the Company's financial instruments. The methods and assumptions used to estimate the fair value of the following classes of financial instruments were:

       Current Assets and Current Liabilities: The carrying amount of cash and temporary cash investments, current receivables and payables and certain other short-term financial instruments approximate their fair value.

       Long-Term Debt: The fair value of the Company's long-term debt, including the current portion, is estimated using discounted cash flow analysis, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

       The carrying amount and fair value of the Company's financial instruments at December 31, 1995 are as follows:
                                                    Carrying
                                                     Amount      Fair Value
                                                     ------      ----------
       Cash and cash equivalents                   $   11,300    $   11,300
       Accounts receivable and prepaid expenses        41,000        41,000
       Accounts payable and accrued expenses        1,135,900     1,135,900
       Due to factor                                  914,700       914,700
       Due to related party                            75,000        75,000
       Due to shareholder                             837,900       837,900
       Long-term debt                                 538,200       538,200

14.    Subsequent Event:

       On February 26, 1996, the Company sold essentially all of its assets to Evolutions, Inc. ("Evolutions"). Consideration consisted of (i) $1,125,000 cash,
(ii) a $500,000 30-day promissory note, (iii) the assumption of liabilities, including the mortgage payable, approximating $1,200,000, and (iv) a $1,000,000 promissory note, bearing interest at 10% per annum. Principal under the $1,000,000 note is payable in shares of Evolutions' common stock in four quarterly installments commencing August 1, 1996. The Company also received warrants to purchase 100,000 shares of common stock. In addition, the Company is entitled to an additional $1,000,000 in common stock over a period of five years, if certain earnings tests are met.

       In January 1996 and February 1996, the Company borrowed $625,000 from Evolutions.

                       EVOLUTIONS, INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

                     EVOLUTIONS, INC. AND SUBSIDIARIES AND
                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                   NOTES TO PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1995
                                  (Unaudited)


         The pro forma combined balance sheet of Evolutions, Inc. and subsidiaries ("Evolutions") and Smart Style Industries, Inc. and affiliates ("SSI") gives effect to the purchase of substantially all of the assets of SSI as if the transaction had occurred on December 31, 1995.

         The cost of the acquisition was $1,125,000 in cash, $500,000 in a 30-day promissory note, the assumption of approximately $1,200,000 in liabilities, and $1,000,000 in a promissory note bearing interest at the annual rate of 10%, principal payable in shares of Evolution's common stock. This acquisition was accounted for as a purchase. Under this method of accounting, all assets and liabilities are recorded at their fair value as of the date of acquisition. The allocation of the purchase price to assets resulted in an increase in inventory of $75,000 for the estimated manufacturing profit related to the finished goods inventory and a net increase of $894,000 in property, plant and equipment based upon appraised values determined by independent valuation specialists. The purchase price exceeded the fair value of net assets by approximately $306,000. This amount, in addition to the value of 145,000 shares of common stock issued to third parties assisting with the acquisition ($174,000), has been recorded as goodwill and will be amortized on the straight line method over a 10-year period.

         In connection with financing the acquisition , Evolutions received gross proceeds of $2,000,000 from bridge loans and $1,000,000 from a private placement of 200,000 Units, each Unit consisting of two shares of common stock and one warrant.

Footnotes to pro forma combined balance sheet:

         (1) Elimination of assets, liabilities, and equity not acquired or assumed by Evolutions and application of purchase accounting, assuming the issuance of 350,000 shares of common stock to satisfy the $1,000,000 promissory note

         (2) Proceeds of bridge loans and private placement obtained by Evolutions to fund the acquisition

         (3) Common stock issued to third parties assisting with the acquisition

         The pro forma combined balance sheet does not give effect to the issuance of up to an additional $1,000,000 in common stock payable to the seller contingent upon certain earnings tests being met over a period of five years.

                     EVOLUTIONS, INC. AND SUBSIDIARIES AND
                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                        PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1995
                                  (Unaudited)

                                                            Smart Style
                                        Evolutions, Inc.  Industries, Inc.         Pro Forma            Pro Forma
                                        and Subsidiaries   and Affiliates         Adjustments            Combined
                                        ----------------   --------------         -----------            --------
                  ASSETS
CURRENT ASSETS:
       Cash and cash equivalents         $   11,508          $   11,348       (1) $   (11,348)          $1,886,508
                                                                              (2)   3,000,000
                                                                              (1)  (1,125,000)

       Due from broker                      280,851                  --                                    280,851

       Investments in available-for-sale
         securities                         762,119                  --                                    762,119
       Accounts receivable, net             183,689              32,099       (1)     (32,099)             183,689
       Inventory                                 --           1,788,171                75,000            1,863,171
       Note receivable - related party       15,000                  --                                     15,000
       Prepaid expenses and other
         current assets                          --               8,896       (1)      (8,896)                  --
                                         ----------          ----------            ----------           ----------
         Total current assets             1,253,167           1,840,514             1,897,657            4,991,338

PROPERTY, PLANT AND
  EQUIPMENT, NET                             89,147             711,552       (1)     894,000            1,694,699

GOODWILL, NET                               261,262                  --       (3)     174,000

                                                                              (1)     306,277              741,539

INTANGIBLES, NET                            976,190                  --       (1)      50,000            1,026,190

OTHER ASSETS                                     --              18,014       (1)     (18,014)                  --
                                         ----------          ----------            ----------           ----------
                                         $2,579,766          $2,570,080            $3,303,920           $8,453,766
                                         ==========          ==========            ==========           ==========

                     EVOLUTIONS, INC. AND SUBSIDIARIES AND
                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                       PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1995
                                  (Unaudited)


                                                                            Smart Style
                                                     Evolutions, Inc.     Industries, Inc.          Pro Forma          Pro Forma
                                                     and Subsidiaries      and Affiliates           Adjustments         Combined
                                                     ----------------      --------------           -----------         --------
       LIABILITIES AND
         STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable and accrued expenses           $   945,677           $ 1,135,920        (1) $  (474,112)      $ 1,607,485
       Bridge loans payable                                     --                    --        (2)   2,000,000         2,000,000
       Notes payable                                            --                    --        (1)     500,000           500,000
       Due to factor                                            --               914,694        (1)    (914,694)               --
       Loans Payable                                       809,500                    --                                  809,500
       Due to related party                                     --                75,000        (1)    (75,000)                --
       Due to shareholder                                       --               837,874        (1)   (837,874)
       Current portion of long-term debt                        --                48,707                                   48,707
                                                       -----------           -----------           -----------        -----------
         Total current liabilities                       1,755,177             3,012,195               198,320          4,965,692
                                                       -----------           -----------           -----------        -----------
LONG-TERM DEBT                                                  --               489,485                    --            489,485
                                                       -----------           -----------           -----------        -----------
STOCKHOLDERS' EQUITY (DEFICIENCY):
       Common stock, no par value, 50,000,000
         shares authorized; 3,599,553 and 4,094,553
         issued and outstanding, stated at               3,392,035                    --        (2)  1,000,000          5,566,035
                                                                                                (3)    174,000
                                                                                                (1)  1,000,000
       Common stock, no par value, 400 shares
         outstanding, stated at                                 --                30,000        (1)    (30,000)                --

       Common stock, $1 par value, 100 shares
         outstanding, stated at                                 --                   100        (1)       (100)                --

       Additional paid-in capital                               --                47,289        (1)    (47,289)                --
       Deficit                                          (1,944,490)           (1,047,700)       (1)  1,047,700         (1,944,490)
       Proprietor's capital                                     --                38,711        (1)    (38,711)                --
       Unrealized holding loss on securities
         available-for-sale                               (622,956)                   --                    --           (622,956)
                                                       -----------           -----------           -----------        -----------

                                                           824,589               (931,600)           3,105,600          2,998,589
                                                       -----------            -----------          -----------        -----------
                                                       $ 2,579,766            $ 2,570,080          $ 3,303,920        $ 8,453,766
                                                       ===========            ===========          ===========        ===========

            See notes to Unaudited Pro Forma Combined Balance Sheet

                     EVOLUTIONS, INC. AND SUBSIDIARIES AND
                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

              NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                                  (Unaudited)

         The pro forma combined statements of operations of Evolutions, Inc. and subsidiaries ("Evolutions") and Smart Style Industries, Inc. and affiliates ("SSI") gives effect to the purchase of substantially all of the assets of SSI as if the transaction had occurred as of the beginning of twelve months ended December 31, 1995. The pro forma adjustments to reflect the acquisition are summarized below.

         (1) Estimated additional depreciation and amortization related to property, plant and equipment and intangible assets recorded at fair value and amortization of goodwill created by acquisition

         (2) Elimination of SSI common shares

         (3) Assumed issuance of 350,000 shares of common stock to satisfy $1,000,000 promissory note

         (4) Common shares issued to third parties assisting with the acquisition

The pro forma combined statement of operations does not give effect to the issuance of up to an additional $1,000,000 in common stock payable to the seller contingent upon certain earnings tests being met over a period of five years.

                     EVOLUTIONS, INC. AND SUBSIDIARIES AND
                  SMART STYLE INDUSTRIES, INC. AND AFFILIATES

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                  (Unaudited)

                                                                    Smart Style
                                            Evolutions, Inc.      Industries, Inc.              Pro Forma               Pro Forma
                                            and Subsidiaries       and Affiliates              Adjustments              Combined
                                            ----------------       --------------              -----------              --------
REVENUES                                      $   571,326           $10,554,371                 $      --              $11,125,697
                                              -----------           -----------                 ---------              -----------
COSTS AND EXPENSES:
     Cost of sales                                433,782             9,482,878                        --                9,916,660
     Selling, general and administrative        1,036,361             1,793,336             (1)   183,228                3,012,925
     Bad debt expense                             199,195                    --                        --                  199,195
                                              -----------           -----------                 ---------              -----------
                                                1,669,338            11,276,214                   183,228               13,128,780
                                              -----------           -----------                 ---------              -----------
OPERATING LOSS                                 (1,098,012)             (721,843)                 (183,228)              (2,003,083)
                                              -----------           -----------                 ---------              -----------
OTHER:
     Loss on sale of securities                   407,538                    --                        --                  407,538
     Interest expense                              98,319               491,729                        --                  590,048
     Interest Income                                 (917)                   --                        --                     (917)
                                              -----------           -----------                 ---------              -----------
                                                  504,940               491,729                        --                  996,669
                                              -----------           -----------                 ---------              -----------
NET LOSS                                      $(1,602,952)          $(1,213,572)                $(183,228)             $(2,999,752)
                                              ===========           ===========                 =========              ===========
NET LOSS PER SHARE                            $     (0.52)          $ (2,427.14)                                       $     (0.84)
                                              ===========           ===========                                        ===========
Weighted average number of shares of
     common stock outstanding                   3,079,358                   500             (2)      (500)               3,574,358
                                              ===========           ===========             (3)   350,000              ===========
                                                                                            (4)   145,000

       See notes to Unaudited Proforma Combined Statements of Operations